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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): May 30, 2007

                  RECLAMATION CONSULTING AND APPLICATIONS, INC.
             (Exact name of registrant as specified in its charter)

                                    Colorado
                 (State or other jurisdiction of incorporation)

            000-26017                                   58-2222646
            ------------                                --------------
     (Commission File Number)                  (IRS Employer Identification No.)

                           940 Calle Amanecer Suite E
                         San Clemente, California 92673
                            Telephone: (949) 542-7440

          (Address and telephone number of principal executive offices and place of business)


                 Check the appropriate box below if the Form 8-K
                filing is intended to simultaneously satisfy the
              filing obligation of the registrant under any of the
           following provisions (see General Instruction A.2. below):

  [ ] Written communications pursuant to Rule 425 under the Securities Act (17
                                  CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
                                   240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
                       Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
                       Exchange Act (17 CFR 240.13e-4(c))



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Reclamation Consulting and Applications, Inc. ("we", "us" or the "Company")
files this report on Form 8-K to report the following:

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 30, 2007, we issued Secured Convertible Debentures (each, a "Debenture" and collectively, "Debentures") in the aggregate amount of $1,160,000 to three accredited investors, Paul Hughes, Eat-Me Foods, Ltd. and 0761291 B.C. Ltd. (collectively, "Investors"). This Form 8-K/A is being filed for the purpose of disclosing that, in addition to the terms that were disclosed in the Form 8-K we filed on June 5, 2007, we also committed to issue 500,000 shares of our common stock to Paul Hughes for providing a personal guaranty of our obligations under the secured convertible debentures to 0761291 B.C. Ltd. and Eat-Me Foods, Ltd. and 500,000 shares of our common stock to Fred Davies, the father of our President and CEO, for granting a mortgage and providing a personal guaranty our obligations under the secured convertible debentures to the Investors. Valued at $0.28 per share, the closing sale price of our shares on the OTC Bulletin Board on May 30, 2007, the 1,000,000 shares that we are committed to issue have a value of $280,000. We believe the issuance of the shares to Messrs. Hughes and Davies is exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended, and Regulation D promulgated thereunder, as both Messrs. Hughes and Davies are accredited investors. Our commitment to issue an aggregate of 1,000,000 shares to Messrs. Hughes and Davies were in advertently left out of the Form 8-K that we filed on June 5, 2007.

ITEM 3.02  UNREGISTERED SALE OF EQUITY SECURITIES.

Our discussion under Item 1.01 of this Current Report is hereby incorporated by this reference.



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SIGNATURES:

Pursuant to the requirement of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Reclamation Consulting and Applications, Inc.

By: /s/  Michael Davies
    -------------------------
    Michael Davies, CEO

Dated:   July 13, 2007



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